UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 20, 2010

Date of Report (Date of earliest
event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

750 Battery Street, Suite 330, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(206) 281-7001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.                                          Entry into a Material Definitive Agreement.

Equity Line of Credit Agreement

On December 20, 2010, Poniard Pharmaceuticals, Inc. (the “Company”) entered into a common stock purchase agreement with Small Cap Biotech Value, Ltd. (“Small Cap Biotech”), for what is sometimes referred to as an equity line of credit arrangement.  The common stock purchase agreement (the “Purchase Agreement”) provides that, upon the terms and subject to the conditions set forth therein, Small Cap Biotech is committed to purchase from the Company up to $10.0 million worth of shares of its common stock over the approximately 18-month term of the Purchase Agreement; provided, however, except as set forth in the immediately following sentence, in no event may the Company sell under the Purchase Agreement more than 9,444,116 shares of its common stock, which is equal to one share less than 20% of the Company’s outstanding shares of common stock on the date of the Purchase Agreement, less 221,218 shares issued to Small Cap Biotech as its commitment fee (the “Trading Market Limit”).  The Purchase Agreement provides that the Trading Market Limit will not be applicable for any purposes of the Purchase Agreement or the transactions contemplated thereby, solely to the extent (and only for so long as) the average purchase price of all common shares issued by the Company to Small Cap Biotech, taking into account all discounts and the shares issued to Small Cap Biotech in payment of its commitment fee, equals or exceeds $0.491 per share, which represents (i) the consolidated closing bid price per share of the Company’s common stock as reported on The Nasdaq Stock Market on the closing date of the Purchase Agreement and (ii) an incremental amount to account for the issuance of shares to Small Cap Biotech in payment of its commitment fee, subject to upward adjustment for any common shares issued by the Company in payment of partial damages for failing to timely deliver shares to Small Cap Biotech in accordance with the Purchase Agreement.

From time to time over the term of the Purchase Agreement, and at the Company’s sole discretion, the Company may present Small Cap Biotech with draw down notices requiring Small Cap Biotech to purchase a specified dollar amount of shares of the Company’s common stock, subject to certain limitations and so long as specified conditions are met.  The price per share at which the shares will be sold, and therefore the number of shares to be sold pursuant to the draw down notice, is determined over an eight consecutive trading-day period, or such other period as is mutually agreed by Small Cap Biotech and the Company (the “Pricing Period”).  The Company may present Small Cap Biotech with up to 24 draw down notices during the approximately 18-month term of the Purchase Agreement, with only one draw down per Pricing Period and a minimum of five trading days elapsing between each Pricing Period, unless otherwise mutually agreed by Small Cap Biotech and the Company.  Each draw down is limited in size, unless otherwise mutually agreed by Small Cap Biotech and the Company, to the lesser of (i) certain agreed-upon draw down amounts (the largest of which is $2.5 million), based on the threshold price (discussed below) established by the Company for the draw down, and (ii) 2.5% of the Company’s market capitalization at the time of such draw down.

Once presented with a draw down notice, Small Cap Biotech is required to purchase a pro rata portion of the dollar amount of shares specified in the notice for each trading day during the Pricing Period on which the daily volume weighted average price for the Company’s common stock exceeds a threshold price specified by the Company in the draw down notice.  The per share purchase price for the shares sold on any particular trading day during the Pricing Period will equal the daily volume weighted average price of the Company’s common stock for that day, less a discount ranging from 6.0% to 7.0%. The amount of the discount varies based on the threshold price specified by the Company.  If the daily volume weighted average price of the Company’s common stock falls below the threshold price on any trading day during a Pricing Period, the Purchase Agreement provides that Small Cap Biotech will not be required to purchase the pro rata portion of the dollar amount of shares of common stock allocated to that day.  However, at its election, Small Cap Biotech may purchase the pro rata portion of the dollar amount of shares allocated to that day at the threshold price less the applicable discount described above.  The total number of shares sold to Small Cap Biotech during each draw down will be the sum of the number of shares required and/or elected to be purchased on each day of the Pricing Period.  The Purchase Agreement also provides that from time to time, and at the Company’s sole discretion, the

Company may grant Small Cap Biotech the option to purchase additional shares of the Company’s common stock up to an aggregate amount specified by the Company during each Pricing Period.  Upon Small Cap Biotech’s exercise of such option, the Company would sell to Small Cap Biotech the shares of Company common stock subject to such option at a price equal to the greater of the daily volume weighted average price of such common stock on the day Small Cap Biotech notifies the Company of its election to exercise its option or the threshold price for the option determined by the Company, less a discount calculated in the same manner as for the fixed amount set forth in the draw down notices.

The shares of Company common stock offered and sold to Small Cap Biotech under the Purchase Agreement have been registered on our registration statement on Form S-3 (File No. 333-159253).  In addition to the Company’s issuance of shares of common stock to Small Cap Biotech pursuant to the Purchase Agreement, the registration statement also covers the sale of those shares from time to time by Small Cap Biotech to the public.  Small Cap Biotech is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act of 1933, as amended (the “Securities Act”).

Small Cap Biotech has informed the Company that it will use an unaffiliated broker-dealer to effectuate all sales, if any, of the common stock that it may purchase from the Company pursuant to the Purchase Agreement.  Such sales will be made on The Nasdaq Capital Market at prices and at terms then prevailing or at prices related to the then current market price.  Each such unaffiliated broker-dealer will be an underwriter within the meaning of Section 2(a)(11) of the Securities Act. Small Cap Biotech has informed the Company that each such broker-dealer will receive commissions from Small Cap Biotech that will not exceed customary brokerage commissions.  The Company will pay the fees associated with a filing for the equity line of credit arrangement with the Financial Industry Regulatory Authority, Inc. (the “FINRA”), and Small Cap Biotech will pay all other expenses associated with the sale of the common stock it acquires pursuant to the Purchase Agreement.

Among other customary conditions to the parties’ obligations under the Purchase Agreement, the Company is not permitted to deliver any draw down notice to Small Cap Biotech, and Small Cap Biotech is not obligated to purchase any shares of common stock under the Purchase Agreement, unless and until the parties have received written confirmation from the FINRA to the effect that the FINRA’s Corporate Finance Department has determined not to raise any objection with respect to the fairness or reasonableness of the terms of the Purchase Agreement or the transactions contemplated thereby.  If the FINRA raises an objection to the terms of the Purchase Agreement or otherwise fails to confirm in writing that it has no objection, and such objection shall not have been resolved or such confirmation of no objection shall not have been obtained prior to February 18, 2011, either the Company or Small Cap Biotech may terminate the Purchase Agreement, provided that the terminating party used its commercially reasonable efforts to resolve the objection and obtain such written confirmation in accordance with the terms of the Purchase Agreement and the terminating party’s breach of the Purchase Agreement was not a principal cause of the FINRA’s objection or failure to obtain such confirmation from the FINRA.

The Company has agreed to indemnify and hold harmless Small Cap Biotech and each person who controls Small Cap Biotech against certain liabilities, including liabilities under the Securities Act. The Company has agreed to pay up to $25,000 of Small Cap Biotech’s reasonable attorneys’ fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by Small Cap Biotech in connection with the preparation, negotiation, execution and delivery of the Purchase Agreement and related transaction documentation. Further, the Company has agreed that if it issues a draw down notice and fail to deliver the shares to Small Cap Biotech on the applicable settlement date, and such failure continues for ten trading days, the Company will pay Small Cap Biotech damages in cash or restricted shares of its common stock, at Small Cap Biotech’s election.  Small Cap Biotech has agreed to indemnify and hold harmless the Company and each of its directors, officers and persons who control the Company against certain liabilities, including liabilities under the Securities Act that may be based upon written information furnished by Small Cap Biotech to the Company for inclusion in a prospectus or prospectus supplement related to this transaction.

Upon each sale of common stock to Small Cap Biotech under the Purchase Agreement, the Company also has agreed to pay Reedland Capital Partners, an Institutional Division of Financial West Group, member FINRA/SIPC (“FWG/Reedland”), a placement fee equal to 1.0% of the aggregate dollar amount of common stock purchased by Small Cap Biotech.  The Company has agreed to indemnify and hold harmless FWG/Reedland against certain liabilities, including liabilities under the Securities Act.  The Company has agreed to pay up to $10,000 of FWG/Reedland’s reasonable attorneys’ fees and expenses incurred in connection with the preparation of any filings required to be made by FWG/Reedland in connection with the equity line of credit arrangement.

In consideration of Small Cap Biotech’s execution and delivery of the Purchase Agreement, the Company agreed to issue to Small Cap Biotech, upon execution of the Purchase Agreement, 221,218 shares of the Company’s common stock. In connection with issuance of such shares, the Company is filing, as Exhibit 5.1 hereto, an opinion of its counsel, Perkins Coie LLP.

The foregoing descriptions are qualified in their entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Voluntary Prepayment of Credit Facility

The information contained in Item 2.04 is incorporated herein by reference.

Item 1.02.                                          Termination of Material Definitive Agreement.

Termination of Commerce Court Equity Line

Immediately prior to the Company’s entry into the Purchase Agreement creating the equity line of credit arrangement with Small Cap Biotech described in Item 1.01 above, on December 20, 2010, the Company and Commerce Court Small Cap Value Fund, Ltd. (“Commerce Court”) mutually agreed to terminate, the equity line of credit facility under the common stock purchase agreement by and between the Company and Commerce Court dated February 23, 2010.  The Commerce Court equity line facility would have expired by its terms on September 1, 2011.  The Company did not incur any penalties in connection with such early termination.

Voluntary Prepayment of Credit Facility

The information contained in Item 2.04 is incorporated herein by reference.

Section 2 — Financial Information

Item 2.04.                                          Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On December 20, 2010, the Company voluntarily prepaid the $12.35 million aggregate principal, interest and fees due under its senior secured credit facility with GE Business Financial Services Inc. and Silicon Valley Bank (the “Lenders”).  The payoff amount reflects approximately $9.9 million of aggregate outstanding principal and accrued but unpaid interest as of December 20, 2010, approximately $480,000 remaining interest due to be paid in future, and a Final Payment of $1.97 million.  As provided in the Payoff Letter between the Lenders and the Company dated December 20, 2010 (the “Payoff Letter”), on the terms set forth therein, the prepayment satisfies in full and discharges all obligations and liabilities of the Company under the credit facility, terminates the Amended and Restated Loan and Security Agreement among the Lenders and the Company dated as of September 2, 2008 (the “Loan Agreement) and the other documents related to the Loan Agreement, and releases and discharges all security interests and other liens granted to the Lenders on the Company’s assets and properties as security under the Loan Agreement.

The foregoing description is qualified in its entirety by reference to the Payoff Letter, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the Company’s potential future sales of common stock under the Company’s equity financing facility with Small Cap Biotech, the Company’s use of proceeds therefrom and the effects of the Company’s prepayment of its credit facility.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Purchase Agreement; Small Cap Biotech’s compliance with its obligations to purchase shares of common stock; the Company’s anticipated future operating losses, need for future capital and ability to obtain future funding on favorable terms, or at all; the risk that strategic relationships may not be established on a timely basis, on terms that are ultimately favorable to the Company, or at all; the potential safety, efficacy and commercial viability of the Company’s picoplatin product candidate; the Company’s ability to retain key personnel; competition from third parties; the Company’s ability to preserve and protect its intellectual property rights; changes in technology, government regulation and general market conditions; the receipt and timing of FDA and other required regulatory approvals, if at all.  Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s other filings with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the time of the filing of this Form 8-K. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits.

5.1                               Opinion of Perkins Coie LLP

10.1                        Common Stock Purchase Agreement dated December 20, 2010, by and between Poniard Pharmaceuticals, Inc. and Small Cap Biotech Value, Ltd.

10.2                        Payoff Letter dated December 20, 2010, among GE Business Financial Services Inc., Silicon Valley Bank and Poniard Pharmaceuticals, Inc.

99.1                        Press Release dated December 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: December 21, 2010	By:	/s/ Michael K. Jackson
Name: Michael K. Jackson
Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Perkins Coie LLP

10.1	Common Stock Purchase Agreement dated December 20, 2010, by and between Poniard Pharmaceuticals, Inc. and Small Cap Biotech Value, Ltd.

10.2	Payoff Letter dated December 20, 2010, among GE Business Financial Services Inc., Silicon Valley Bank and Poniard Pharmaceuticals, Inc.

99.1	Press Release dated December 21, 2010